iShares®
iShares Trust
Supplement dated July 24, 2025
to the currently effective Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) for the iShares Exponential Technologies ETF (XT) (the “Fund”)
Effective September 22, 2025, the Fund’s name will be changed as follows:

Current Fund Name	New Fund Name

iShares Exponential Technologies ETF	iShares Future Exponential Technologies ETF
Change to the Underlying Index
Morningstar, Inc. (the “Index Provider” or “Morningstar”) has updated the index methodology for the Morningstar® Exponential Technologies Index (the “Underlying Index” of the Fund). The updated index methodology will move to a modified float-adjusted market capitalization weighting scheme (from equal weighting), add capping to individual security weight and theme exposure weight, adopt a quarterly rebalancing schedule (from annual), and target an updated set of themes. These index enhancements are intended to better harness the information contained in market prices, increase investment capacity, and keep the index aligned with distinctive transformational technologies. The Index Provider will implement the transition of the Underlying Index to the updated index methodology in two phases. The first phase will take place after the market close of September 19, 2025, via a one‑time, off‑cycle reconstitution, where the index will move approximately halfway between the Underlying Index’s pre‑reconstitution level and the final target. The second phase will be implemented during the regular annual reconstitution in December 2025. During the interim period between the two reconstitutions, the index may include more than 200 stocks.
Accordingly, the Fund will implement changes in the updated index methodology in the same transition schedule as set out by the Index Provider. The Fund will implement the first phase after market close on September 19, 2025 to be effective at market open on September 22, 2025 and the second phase after market close on December 19, 2025 to be effective at market open on December 22, 2025.
Effective September 22, 2025, in accordance with the Index Provider’s changes to the Underlying Index’s methodology, the Fund will be updated as follows:
Change to the Fund’s “Principal Investment Strategies”
The first five paragraphs of the section entitled Principal Investment Strategies of the Summary Prospectus and Prospectus of the Fund are deleted in their entirety and replaced with the following:
The Fund seeks to track the investment results of the Morningstar® Exponential Technologies IndexSM (the “Underlying Index”), which measures the performance of equity securities issued by companies that Morningstar, Inc. (the “Index Provider” or “Morningstar”) has determined are positioned to experience meaningful economic benefits as a supplier or producer of promising technologies. Exponential technologies displace older technologies, create new markets, and have the potential to affect significant economic impacts.
The Underlying Index is a subset of the Morningstar Global Markets Index (the “Parent Index”). To be eligible for inclusion in the Underlying Index, constituents must be (1) companies that have an average three-month trailing daily trading volume of $2 million or greater and float market capitalization greater than $300 million and (2) companies that received a thematic exposure score of 1 or higher on at least one of the targeted themes as determined by Morningstar’s Global Equity Research team and its analysts. The Morningstar analysts perform fundamental research to assign companies within the eligible universe thematic exposure scores of 0, 1, 2, 3, or 4 based on exponential technology themes. Analysts assess whether exposure to a theme will drive a material net profit increase and then project the percentage of revenue a company will derive from exposure to each theme or subtheme over the next five years.
The Underlying Index is weighted by float-adjusted market capitalization with individual constituent weight capped at 4% and core exposure to each theme capped at 25%, where the aggregate weight of the stocks that receive a score of 2 or higher count toward core exposure to that theme. Current constituents must have an average three-month trading volume not less than $1.5 million or free-float market capitalization greater than $200 million for continued inclusion in the Underlying Index. To ensure representation across each theme, Morningstar prioritizes theme leaders for inclusion in the Underlying Index. Morningstar identifies “Theme Leaders” by prioritizing up to the top 10 scoring companies within each theme based on the following criteria listed in descending order of preference: highest thematic score, existing constituents over new constituents and smaller market capitalization over larger market capitalization. Theme Leaders are prioritized for inclusion in the Underlying Index, and remaining constituents are then ranked in descending order based on the number of themes in which a company scores a “4,” the number of themes in which a company scores a “3,” the number of themes in which a company scores a “2,” and the number of themes in which a company scores a “1,” followed by existing constituents over new constituents, and lastly, smaller market capitalization over larger market capitalization. From this prioritization, companies are added to the list of constituents until the Underlying Index hits the targeted 200 constituents, but the Underlying Index can have more or fewer than the targeted 200. After selection and weighting of the portfolio, 90% of index weight at the time of reconstitution must have a score of 2 in at least one theme. The Underlying Index is reconstituted annually and rebalanced quarterly.
As of June 2025, Morningstar has identified seven exponential technology themes: artificial intelligence, energy innovation, fintech innovation, healthcare innovation, cybersecurity and defense tech, next gen transportation, and robotics. The themes are reviewed on an annual basis and may change over time. Morningstar’s sector strategists, directors and selection committee review the scores assigned by the Morningstar analysts and may calibrate or revise the scores to ensure consistency in scoring across analysts, sectors, geographies and themes. As a general matter, these themes focus on issuers that are either developing resources for others or are advanced in their own applications in the following areas: using artificial intelligence and its surrounding ecosystem to create new and original content; protecting organizations against cyberthreats; revolutionizing how military conflict is conducted; working to abate global climate change, reduce greenhouse gases, and develop novel energy sources; searching for and acknowledging nontraditional emerging funding sources, platforms, currency, and stored and transferred value; unlocking the human genome and developing novel therapies, devices, and diagnostics to address unmet medical needs; replacing traditional human-operated, internal combustion engine-based vehicles; and engaging with the design, construction, operation, and application of robots.
Changes to the Fund’s “Construction and Maintenance of the Underlying Indexes”
The Component Selection Criteria subsection of the Underlying Index in the Morningstar Indices subsection of the Construction and Maintenance of the Underlying Indexes section of the Fund’s SAI is deleted in its entirety and replaced with the following:
Component Selection Criteria. Managers from Morningstar’s Equity Research team identify technology themes with potential to have significant economic benefits to producers and suppliers. As of June 2025, seven exponential technology themes have been identified:

•
Artificial Intelligence: The development, deployment, and integration of AI technologies across content creation, infrastructure, software, and services to drive innovation and efficiency. Related subthemes are Generative AI, AI Data and Infrastructure, AI Software and AI Services.

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Energy Innovation: The quest to abate global climate change and reduce greenhouse gases has led to a surge of new energy technologies, investment, and innovation. Related subthemes include Carbon Capture Technologies, Energy Storage, Hydrogen, Smart Grid Technologies, Next Gen Nuclear Technologies and Renewable Energy.

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Fintech Innovation: The search for and acknowledgement of nontraditional emerging funding sources, platforms, currency, and stored and transferred value. In some cases, traditional financial services companies are expanding their offerings with innovative, technology-enabled services to meet consumer preferences. On other cases, companies are building new platforms that could potentially transform the industry.

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Healthcare Innovation: The focus on breakthrough innovations in bioinformatics, therapies, and medical devices that improve disease treatment, diagnostics, and overall human health, with the potential for exponential impact on longevity and quality of life. Related subthemes include Bioinformatics, Innovated Devices & Diagnostics and Innovative Therapies.

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Cybersecurity and Defense Tech: The protection against cyberthreats and advancing military capabilities through cutting-edge technologies like AI, autonomous systems, and hypersonic weapons. These innovations enhance security, efficiency, and strategic advantage while reducing long-term operational costs. Related subthemes include Cybersecurity and Next Gen Defense Technologies.

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Next Gen Transportation: Technologies replacing traditional human-operated, internal combustion engine-based vehicles. This includes a wide variety of applications like traditional light vehicles, public transportation vehicles, scooters/bikes, and drones, to name just a few. Related subthemes include Autonomous Driving Technologies and Electric Vehicles.

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Robotics: The branch of technology that deals with the design, construction, operation, and application of robots. Advances in robotics have seemingly infinite potential applications, spanning technology, industrial, medical, and consumer-facing channels.

Analysts assess whether exposure to a theme will drive a material net profit increase and then project the percentage of revenue in five years the company will derive from exposure to each subtheme. For companies classified as “producers,” those projected to derive more than 50% revenue are assigned a score of “4.” For companies classified as “suppliers,” those projected to derive more than 50% revenue are assigned a score of “3.” For companies classified as “producers or suppliers,” those projected to derive between 25 and 50% revenue are assigned a score of “2,” and those companies projected to derive between 10 and 25% revenue are assigned a score of “1.” For companies classified as “downstream users,” and all others that are projected to derive less than 10% revenue are assigned a score of “0.” Scores are then calibrated across individual analysts, sectors, and themes.
The eligible universe of securities in the Underlying Index must be in Morningstar’s Global Equity Index family and scored by Morningstar’s Global Equity Research analysts.
The Underlying Index is weighted by float-adjusted market capitalization with individual constituent weight capped at 4% and core exposure to each theme is capped at 25%, where the aggregate weight of the stocks that receive a score of 2 or higher count toward core exposure to that theme. Companies with an average three month trailing daily trading volume less than $2 million USD or aggregate float market capitalizations of $300 million USD or less are not eligible for inclusion in the index. Companies that are current constituents are eliminated if they have an average three-month trading volume less than $1.5 million USD or aggregate float market capitalization of $200 million USD or less.
Up to the top 10 scoring companies within each theme are identified as “Theme Leaders” and prioritized for inclusion using the ranking criteria below in descending order of preference:

1)	Highest thematic score

2)	Existing constituents are given preference; and

3)	Market capitalization, preferring smaller over larger
The same company may meet the leaders selection criteria across multiple themes. This can result in fewer than 70 (10*7 themes) securities being selected in this step.
All eligible constituents, excluding the constituents already selected as Theme Leaders, are ranked by the criteria below in descending order of (score 4) absolute preference:

1)	Number of themes in which a constituent scores “4”;

2)	Number of themes in which a constituent scores “3”;

3)	Number of themes in which a constituent scores “2”;

4)	Number of themes in which a constituent scores “1”;

5)	Existing constituents are given preference; and

6)	Market capitalization, preferring smaller over larger.
From the above ranked list, constituents are then added to the list of constituents included as Theme Leaders until 200 constituents are included, but the Underlying Index can have more or fewer than the targeted 200 constituents.
The Index Description and Index Maintenance subsections of the Underlying Index in the Morningstar Indices subsection of the Construction and Maintenance of the Underlying Indexes section of the Fund’s SAI are deleted in their entirety and replaced with the following:
Index Description. The Underlying Index measures the performance of equity securities issued by companies that the Equity Research team of Morningstar has determined are positioned to experience meaningful economic benefits as a supplier, or producer of promising technologies. The Index Provider has identified seven exponential technology themes. The Underlying Index is float market-capitalization weighted with capping constraints.
Index Maintenance. After selection and weighting of the portfolio, 90% of index weight at the time of reconstitution must have a 5‑year forward non‑overlapping revenue exposure forecast of at least 25% (i.e., a score of 2 in at least one theme). The Underlying Index is reconstituted annually, implemented after the close of business on the third Friday of December and effective the following Monday. If Monday is a holiday, reconstitution is effective on the following business day. The market data used for reconstitution is as of the last trading day of November. The Underlying Index is rebalanced quarterly on the third Friday of March, June, September, and December. Adjustments are implemented after Friday’s market close and reflected the following Monday. If Monday is an index holiday, the rebalance is reflected the next business day. The market data used for rebalancing is as of the last trading day of February, May, August, and November. A daily check is implemented to ensure stocks above 5% do not sum to more than 25%. If this condition is breached, the index will be adjusted to cap individual security weightings at 4% at the open of T+2. Because the reconstitution of the Underlying Index is less frequent than the parent index, the securities excluded from the parent index at the reconstitution effective date are also deleted from Underlying Index.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

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IS‑A‑XTmc‑0725

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